Cover	Sep. 22, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002146611
Document Type	S-6
Entity Registrant Name	FT 13264
Document Period End Date	Sep. 22, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks income, with limited capital appreciation as a secondary objective. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying securities and at least 80% of its assets in securities included in the S&P 500 Dividend Aristocrats Index as of the Initial Date of Deposit.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in a fixed portfolio of common stocks which are selected from the S&P 500 Dividend Aristocrats Index®. The index consists of companies from the S&P 500® Index that have increased dividends every year for at least 25 consecutive years.

Simultaneously, the portfolio sells a LEAPS® call option against each Common Stock (which is known as a “buy-write” or “covered call” strategy). The writing (selling) of a call option generates income in the form of a premium paid by the option buyer. The portfolio invests this income in U.S. Treasury notes and the interest received from the notes is paid to Unit holders periodically.

Common Stocks are selected for the portfolio based on the following criteria:

•	Member of the S&P 500 Dividend Aristocrats Index®;
•	LEAPS® availability; and
•	Cash flow analysis and analyst judgment.

Each Common Stock is subject to a contractual right, in the form of LEAPS®, which gives the holder of the LEAPS® (the “Right Holder”) the right to buy the Common Stock at a predetermined price (the “Strike Price”) on any business day prior to the expiration of the LEAPS®. Each LEAPS® will be issued by The Options Clearing Corporation (“OCC”) in the form of an American style option, which means that it is exercisable at the Strike Price on any business day prior to its expiration date. The expiration date for each of the LEAPS® included in the Trust is January 21, 2028.

The Treasury Obligations included in the Trust are non-callable debt obligations that are issued by and backed by the full faith and credit of the U.S. Government.

In calculating the net asset value of a Unit, the price of a Unit is reduced by the value of the LEAPS®.

As of the close of business on the business day preceding the Initial Date of Deposit, the capital appreciation on the Common Stocks held by the Trust is limited to a maximum of approximately 21.54%, because of the obligation of the Trust to the Right Holder with respect to each of the Common Stocks entitling the Right Holder to purchase the Common Stocks at the Strike Price. The LEAPS® limit the Trust’s upside potential in the Common Stocks to an amount equal to the Strike Price. However, as the option premium received in return for issuing the LEAPS® was used to purchase Treasury Obligations, the Trust will receive interest from the Treasury Obligations until they mature and the principal from the Treasury Obligations shortly after they mature.